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                                   Exhibit (5)

                        Form of Application for a Policy




































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                               APPLICATION FOR
                                LifeStages(SM)              [New York Life Logo]

                  A FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
  TO NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (A DELAWARE CORPORATION) Flexible Premium Retirement Annuity At Age 85 or 10 Years (if age 76 to 85).

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
1. Who will be the Owner of this Contract?
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Name (First, M.I., Last)                Date of Birth           Male    Female          Social Security or Tax ID No.
                                        Month  Day  Year
John Doe                                08     16    49         /X/     / /             123-45-6789
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Mailing Address-Street                                          City                    State                   Zip Code

100 Main Street                                                 Anytown                 YZ                      11111
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Home Telephone Number                Business Telephone Number                          Relationship to Annuitant

(111) 222-3333                       (111) 333-4444                                     Same
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Joint Owner Name if any (First, M.I., Last)  Relationship to Owner:  Date of Birth     Male  Female  Social Security or Tax ID No.
                                                                     Month  Day  Year
                                                                                       / /  / /
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2. Who will be the Annuitant? If same as Owner, check here /X/. If other than Owner, complete below:
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Name (First, M.I., Last)                Date of Birth           Male    Female          Social Security or Tax ID No.
                                        Month  Day  Year        / /     / /

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Mailing Address-Street                  City                          State           Zip Code        Home Telephone Number

                                                                                                      (   )
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3. How will you pay for this Contract? (Attach check payable to NYLIAC)
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Premium Amount  $10,000                                 (Complete and attach Form 18507)
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4. Who will be the Beneficiary(ies) of this Contract? NOTE: Please use Question 7 to name Contingent Beneficiary.
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Name:                                           Relationship to Owner:                                          Percentage:

Mary Doe                                        Spouse                                                          100%
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Name:                                           Relationship to Owner:                                          Percentage:


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5. Is this a tax-qualified plan? If so, please check one.
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/ / IRA         Current Year Contribution               Prior Year Contribution         Transfer Amount         Rollover Amount
                $               Year____                $               Year____        $                       $
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/ / SEP         Current Year Contribution               Prior Year Contribution         Transfer Amount         Rollover Amount
                $               Year____                $               Year____        $                       $
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/ / TSA         Transfer Amount                         NOTE: If this is an IRA/SEP transfer/rollover or TSA transfer, please
                $                                       complete and attach Form 18500.
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6. Is this a replacement of a Life or Annuity Policy? If yes, please complete below.
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Company Name                                    Policy Number(s)                        Estimated Contract Value
                                                                                        $
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7. Are there additional details?

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8. Signatures -- Required
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I/We acknowledge receipt of a current prospectus and agree that: (1) All of the statements in this          "Date Received"
application are true to the best of the knowledge and belief of those who made and recorded them. (2)          Stamp Here
This contract will not become effective unless it is delivered to the Owner while the Annuitant is living. (3) Unless otherwise indicated below, the Owner of this contract is the Applicant. (4) Under penalties of perjury, the Taxpayer Identification Numbers provided on this application are certified to be correct. (5) I/We understand that the annuity is not backed or guaranteed by any bank or insured by the FDIC.
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Applicant (Owner):                              Annuitant (if other than Owner):

X  John Doe                                     X
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Joint Owner (if any):                           Dated on:                  Signed at (City/State):
                                                Month   Day   Year
X                                               12      12    94           Anyplace, YZ 11111
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Broker/Dealer:                                  Signed at (City/State):    Telephone No.

X  ABC Broker                                   Anyplace, YZ 11111          (111) 333-4455
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Registered Representative:                      Rep Code/ID No.:

X  Joe Broker                                   99999
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995-593

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                                                            [NEW YORK LIFE LOGO]

                                APPLICATION FOR
                 A FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
  TO NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (A DELAWARE CORPORATION) Flexible Premium Retirement Annuity At Age 85 or 10 Years (if age 76 to 85).

51 Madison Ave, New York, NY 10010
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1. Which product are you applying for? (Choose only one)
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[ ] NYLIAC Variable Annuity      [X] LifeStages(SM) - A Variable Annuity
                                     from NYLIAC
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2. Who will be the Owner of this Contract?
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
Name (First, M.I., Last)        Date of Birth                            Male   Female     Social Security or Tax ID No.
                               Month  Day  Year
John Doe                        08     16   49                            [X]     [ ]      123-45-6789
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Mailing Address-Street                                                   City              State             Zip Code
100 Main Street                                                          Anytown           YZ                11111
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Home Telephone Number           Business Telephone Number                                  Relationship to Annuitant
(111) 222-3333                  (111) 333-4444                                             Same
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Joint Owner Name, if any (First, M.I., Last)      Date of Birth          Male   Female     Social Security or Tax ID No.
                                                 Month  Day  Year
                                                                          [ ]     [ ]
========================================================================================================================
3. Who will be the Annuitant? If same as Owner, check here [X]. If other than Owner, complete below:
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Name (First, M.I., Last)        Date of Birth                            Male   Female     Social Security or Tax ID No.
                               Month  Day  Year
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Mailing Address-Street                             City     State        Zip Code          Home Telephone Number
                                                                                           (   )
========================================================================================================================
4. How will you pay for this Contract? (Attach check payable to NYLIAC)
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A. Amount Paid                  B. Flexible Planned Premium Amount - for C-O-M or Employer Billing only
   $10,000                         $500
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      If you indicated a dollar amount in B, please check one:
NOTE: [X] C-O-M (Complete Form 18492)     [ ] Employer Billing Arrangement (Complete Form 18483)
========================================================================================================================
5. Who will be the Beneficiary(ies) of this Contract?
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Name:                                             Relationship to Owner                     Percentage:
Mary Doe                                               Spouse                                   100%
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Name:                                             Relationship to Owner                     Percentage:

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NOTE: Please use Question 10 to name a Contingent Beneficiary.
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6. Is this a tax-qualified plan or an IRC 457 Deferred Compensation Plan? If so, please specify.
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   [ ] IRA       Current Year Contribution        Prior Year Contribution         Transfer Amount         Rollover Amount
                 $             Year ______        $            Year ______        $                       $
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   [ ] SEP       Current Year Contribution        Prior Year Contribution         Transfer Amount         Rollover Amount
                 $             Year ______        $            Year ______        $                       $
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   [ ] TSA       Transfer Amount                  [ ] IRC 457 Deferred Compensation Plan
                 $
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Is this an Employer Sponsored Plan: [ ] Yes   [ ] No         Check here if ERISA Plan: [ ]
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NOTE: If this is an IRA/SEP transfer/rollover or TSA transfer, please complete and attach Form 18500.
========================================================================================================================
7. Is this a non-qualified plan? If so, please check one.
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Is this a 1035 Exchange?  [ ] Yes    [X} No                   Note: If yes, please complete and attach Form 18263.
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995-593                                                    Specimen Copy

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
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8. Is this a replacement of a Life or Annuity Policy? If yes, please complete below.
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
Company Name                                                            Policy Number(s)

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Estimated                       Cost Basis                                                      Termination Date:
Contract Value $                (only for Non-Qualified Policies) $                             Month   Day    Year

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9. Do you want to request telephone authorization to make transfers within your Policy?
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A. I/We authorize New York Life Insurance and Annuity Corporation to honor my/our instructions in order to make transfers among the
   Plan's various allocation alternatives. I/We hereby acknowledge that all telephone instructions given pursuant to this
   Authorization are subject to the conditions set forth in the prospectus and that NYLIAC and/or the Variable Product Service
   Center will not be liable for any loss, liability, cost, or expense for acting in accordance with such instructions believed by them to be genuine in accordance with the procedures set forth in the prospectus. / / Yes  / / No
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B. Are there additional individuals to be Authorized?           Note: Registered Representatives may not be authorized to make transactions to client's policies.
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Name:                                                   Relationship to Owner:

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Name:                                                   Relationship to Owner:

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10. Are there additional details?
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11. Signatures -- Required
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Those who sign this application agree that: (1) All statements in this application are complete and true to the best of the knowledge and belief of those who made and recorded them. (2) No Registered Representative is authorized to accept risks, make or change contracts, or give up any of the Insurer's rights or requirements. (3) This contract will not become effective unless it is delivered to the Owner while the Annuitant is living. (4) Unless otherwise indicated below, the Owner of the contract is the
Applicant. (5) Under penalties of perjury, the Taxpayer Identification Numbers provided on this Application are certified to be correct.
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Registered Representative:                      Registered Rep. Code No.:       Applicant (Owner):

X Joe Nyliac                                    99999                           X  John Doe
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Agent's State License No.:      Registered Rep. Telephone No.:                  Annuitant (if other than Owner):

                                (111) 333-4455                                  X
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General Office Name & Code No.:                                                 Joint Owner (if any):

                                                                                X
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Countersigned by Licensed Resident Registered Rep. (if Required)                Dated on:               Signed at (City/State):
                                                                                Month  Day  Year
                                                                                12     12   94          Anyplace, YZ 11111
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995-593                                                                                                 OFFICE
                                                                                                    "Date Received"
                                                                                                       Stamp Here
